This Monthly Financial Report (the "Financial Report") is limited in scope, covers a limited time period and has been prepared soley for purposes of complying with the monthly reporting requirements of the United States Bankruptcy Court for the Eastern District of Wisconsin in Milwaukee (the "Trustee"). Keystone Consolidated Industries, Inc's ("Keystone") wholly-owned subsidiary, Engineered Wire Products, Inc. ("EWP") has not filed for protection under Chapter 11 of Title 11 of the United States Bankruptcy Code, and financial information for EWP has been omitted from the Financial Report. The Financial Report is unaudited and does not purport to show the financial statements of Keystone or any of its subsidiaries in accordance with accounting principles generally accepted in the United States ("GAAP"), and therefore excludes items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. Undue reliance should not be placed upon the Financial Report. There can be no assurance that such information is complete. In addition, in order to comply with the 15-day filing requirements of the Trustee, certain year-end adjustments have been excluded from this report. The debtors anticipate filing an amended report when information relative to these adjustments becomes available.

                            MONTHLY FINANCIAL REPORT

                           OFFICE OF THE U.S. TRUSTEE
                         EASTERN DISTRICT OF WISCONSIN

Case Name:  FV Steel & Wire Company ("FVSW")               Case No: 04-22421-SVK
            Keystone Consolidated Industries, Inc. ("KCI")          04-22422-SVK
            DeSoto Environmental Management, Inc. ("DEMI")          04-22423-SVK
            J.L. Prescott Company ("JLP")                           04-22424-SVK
            Sherman Wire Company ("SWC")                            04-22425-SVK
            Sherman Wire of Caldwell, Inc.("SWCI")                  04-22426-SVK


                          FOR MONTH OF DECEMBER, 2004.

                              I. FINANCIAL SUMMARY

                         CASH RECEIPTS AND DISBURSEMENTS

                                   FVSW        KCI        DEMI     JLP      SWC      SWCI      Total
                                   ----        ---        ----     ---      ---      ----      -----
A.  CASH ON HAND START OF MONTH         $0 $12,816,211      $0        $0    ($857)       $0 $12,815,354
                                 -----------------------------------------------------------------------
B.  RECEIPTS                             0 109,033,239       0         0   41,291     2,250 109,075,780
C.  DISBURSEMENTS                        0 114,058,228       0         0   40,325     2,250 114,099,803
                                 -----------------------------------------------------------------------
D.  NET RECEIPTS (DISBURSEMENTS)         0  (5,024,989)      0         0      966         0  (5,024,023)
                                 -----------------------------------------------------------------------
E.  CASH ON HAND END OF MONTH           $0  $7,791,222      $0        $0     $109        $0  $7,791,331
                                 =======================================================================

Note 1 - KCI Cash On Hand At End of Month includes $5,372,186 of cash held in escrow for anticipated payment to Unsecured Creditors' Committee upon emergence from Chapter 11.

Note 2 - KCI Receipts and Disbursement exclude transfers between KCI cash accounts of $49,323,898.


                            PROFIT AND LOSS STATEMENT
                                  ACCRUAL BASIS

                                                                                                  Sub        Elimin-
                                 FVSW       KCI         DEMI     JLP        SWC        SWCI      Total       ations        Total
                                 ----       ---         ----     ---        ---        ----      -----       ------        -----
A   NET SALES                       $0   $19,939,802       $0        $0  $1,103,353        $0  $21,043,155 ($1,375,248) $19,667,907
B.  COST OF SALES                    0    17,634,525        0         0     892,340         0   18,526,865  (1,375,248)  17,151,617
                               -----------------------------------------------------------------------------------------------------
C.  GROSS PROFIT                     0     2,305,277        0         0     211,013         0    2,516,290           0    2,516,290
D.  TOTAL OPERATING EXPENSES     3,549     4,492,908        0    60,000     347,841     5,922    4,910,220    (203,495)   4,706,725
                               -----------------------------------------------------------------------------------------------------
E.  NET INCOME (LOSS)
     FROM OPERATIONS            (3,549)   (2,187,631)       0   (60,000)   (136,828)   (5,922)  (2,393,930)    203,495   (2,190,435)
F.  NON-OPERATING,
     NON-RECURRING
     REVENUEE(EXPENSES)          7,713     5,606,417   60,000         0      96,909         0    5,771,039    (203,495)   5,567,544
                               -----------------------------------------------------------------------------------------------------
H.  NET INCOME (LOSS)           $4,164    $3,418,786  $60,000  ($60,000)   ($39,919)  ($5,922)  $3,377,109          $0   $3,377,109
                               =====================================================================================================


                   II. PROFIT & LOSS STATEMENT (ACCRUAL BASIS)

                                                                                                Sub         Elimin-
                               FVSW        KCI        DEMI      JLP      SWC        SWCI       Total        ations        Total
                               ----        ---        ----      ---      ---        ----       -----        -------       -----
A. Related to Business
   Operations:
   -------------------
   Total Revenue (Sales)               $19,939,802                    $1,103,353            $21,043,155   ($1,375,248) $19,667,907
                              -----------------------------------------------------------------------------------------------------

   Less:  Cost of Goods
          Sold:
     Beginning Inventory
       at Cost                          56,309,246                     2,240,169             58,549,415                 58,549,415
     Add: Purchases                     17,520,326                     1,525,020             19,045,346    (1,375,248)  17,670,098
     Less: Ending Inventory
       at Cost                          56,195,047                     2,872,849             59,067,896                 59,067,896
                              -----------------------------------------------------------------------------------------------------
   Cost of Good Sold               0    17,634,525        0        0     892,340        0    18,526,865    (1,375,248)  17,151,617
                              -----------------------------------------------------------------------------------------------------

   Gross Profit                    0     2,305,277        0        0     211,013        0     2,516,290             0    2,516,290
                              -----------------------------------------------------------------------------------------------------

   Less: Operating Expenses:
     Officer Compensation                   40,577                                               40,577                     40,577
     Salaries and Wages-
       - Other Employees                 1,112,722                        76,952              1,189,674                  1,189,674
     Employee Benefits
       and Pensions              105       175,135                        14,640                189,880                    189,880
     Payroll Taxes                         104,131                        11,685                115,816                    115,816
     Real Estate Taxes                      16,427                         6,732     (193)       22,966                     22,966
     Federal and State
       Income Taxes                              0                                                    0                          0
     Rent and Lease Expense                 11,329                           675                 12,004                     12,004
     Interest Expense                      393,796            60,000                            453,796      (192,626)     261,170
     Insurance                              38,608                        12,730                 51,338                     51,338
     Automobile Expense                          0                             0                      0                          0
     Utilities                             524,506                        10,812      625       535,943                    535,943
     Depreciation and
       Amortization            3,444     1,114,485                        95,068    4,297     1,217,294                  1,217,294
     Repairs and Maintenance               152,016                        11,641        0       163,657                    163,657
     Advertising                            41,764                                               41,764                     41,764
     Supplies, Office
       Expense and
       Photocopies                         102,351                         5,013                107,364                    107,364
     Bad Debts                                   0                                                    0                          0
     Miscellaneous                 0       665,061        0        0     101,893    1,193       768,147       (10,869)     757,278
                              -----------------------------------------------------------------------------------------------------
   Total Operating Expenses    3,549     4,492,908        0   60,000     347,841    5,922     4,910,220      (203,495)   4,706,725
                              -----------------------------------------------------------------------------------------------------

   Net Income (Loss)
     From Operations          (3,549)   (2,187,631)       0  (60,000)   (136,828)  (5,922)   (2,393,930)      203,495   (2,190,435)
                              -----------------------------------------------------------------------------------------------------


B. Not Related to Business
   Operations:
   -----------------------
   Revenue:
     Interest Income             713        20,396   60,000              132,626                213,735      (192,626)      21,109
     Net Gain (Loss) on Sale
       of Assets                            (1,000)                                              (1,000)                    (1,000)
     Other                     7,000     6,337,280        0        0           0        0     6,344,280       (10,869)   6,333,411
                              -----------------------------------------------------------------------------------------------------
   Total Non-Operating
       Revenue                 7,713     6,356,676   60,000        0     132,626        0     6,557,015      (203,495)   6,353,520
                              -----------------------------------------------------------------------------------------------------

   Expenses:
     Legal and Professional
       Fees                        0       750,259        0        0      35,717        0       785,976             0      785,976
     Other                         0             0        0        0           0        0             0             0            0
                              -----------------------------------------------------------------------------------------------------
   Total Non-Operating
       Expenses                    0       750,259        0        0      35,717        0       785,976             0      785,976
                              -----------------------------------------------------------------------------------------------------

   Net Income (Loss) For
       Period                  $4,164   $3,418,786  $60,000 ($60,000)   ($39,919) ($5,922)   $3,377,109            $0   $3,377,109
                              =====================================================================================================


                               IV. BALANCE SHEET

                                  FVSW            KCI           DEMI            JLP            SWC            SWCI
                                  ----            ---           ----            ---            ---            ----
    ASSETS
    ------
Current
    Cash                                      $7,791,222                                         $109
    Inventory                      53,582     38,829,937                                    2,556,548
    Accounts Receivable                       20,087,383                                      668,354          6,000
    Prepaid Expenses                           1,893,488                                       82,721          1,264
    Other - Exhibit E              77,137      1,053,497     15,209,793              0        336,922              0
                           ------------------------------------------------------------------------------------------
      Total Current Assets        130,719     69,655,527     15,209,793              0      3,644,654          7,264
                           ------------------------------------------------------------------------------------------

Fixed
    Property and Equipment      1,175,330    325,553,832                                   21,668,882      2,285,279
    Accumulated
       Depreciation              (736,762)  (243,115,673)                                 (17,127,877)    (1,827,661)
                           ------------------------------------------------------------------------------------------
        Total Fixed Assets        438,568     82,438,159              0              0      4,541,005        457,618
                           ------------------------------------------------------------------------------------------

Other
    Restricted Investments                     5,716,907                                      248,296
    Prepaid Pension Asset                    137,033,440
    Deferred Financing
       Costs                                   1,225,974
    Goodwill                                     751,508
    Other - Exhibit F             115,000     39,539,317              0              0      2,246,871              0
                           ------------------------------------------------------------------------------------------
        Total Other Assets        115,000    184,267,146              0              0      2,495,167              0
                           ------------------------------------------------------------------------------------------

              Total Assets       $684,287   $336,360,832    $15,209,793             $0    $10,680,826       $464,882
                           ==========================================================================================

    LIABILITIES
    -----------
Current
    Pre-Petition Accounts
       Payable                                19,650,416                                    1,012,833         54,503
    Post-Petition Accounts
       Payable                                 1,911,633                                      176,696          1,250
    Pre-Petition Accounts
      Payable-Affiliates       (2,649,073)    88,168,050      5,774,107     15,552,291    (89,758,156)    (1,459,080)
    Post-Petition Accounts
       Payable-Affiliates        (139,901)     4,118,366        310,882        478,530     (1,007,723)      (143,928)
    Pre-Petition Accrued
       Expenses-Exhibit G           3,183     16,564,423         35,632        (36,000)     6,668,380         64,082
    Post-Petition Accrued
       Expenses-Exhibit H               0      9,508,762              0              0         98,949         (2,550)
    Post-Petition Accrued
       Professional Fees                       2,883,023                                        2,939
    Post-Petition Accrued
       Other Taxes-
       Exhibit M                        0        207,054              0              0        101,604          1,881
    Pre-Petition Notes
       Payable and Current
       Maturities of Long
       Term Debt                              28,116,000                                       20,290
    Post-Petition Notes
       Payable and Current
       Maturities of Long
       Term Debt                              22,983,277                                      (20,290)
    Accrued OPEB Cost                         11,441,001                       155,000        297,662
    Income Taxes Payable
    Pre-petition accrued
       pref.
       Stock dividends                        11,845,805
    Post petition accrued
       pref.
       Stock dividends                         6,070,159
                           ------------------------------------------------------------------------------------------
             Total Current
             Liabilities       (2,785,791)   223,467,969      6,120,621     16,149,821    (82,406,816)    (1,483,842)
                           ------------------------------------------------------------------------------------------

Long Term
---------
    Pre-Petition
       Long Term Debt                         32,180,761
    Post-Petition
       Long Term Debt
    Accrued OPEB Cost              34,849    116,925,026                     1,446,589      9,156,892
    Accrued Pension Cost                               0
    Pre-Petition Accrued
       Expenses-Exhibit I               0     11,096,137      3,573,908              0              0              0
    Post-Petition Accrued
       Expenses-Exhibit J               0        991,633       (184,511)             0              0              0
                           ------------------------------------------------------------------------------------------
             Total
             Long Term
             Liabilities           34,849    161,193,557      3,389,397      1,446,589      9,156,892              0
                           ------------------------------------------------------------------------------------------

Preferred Stock                                2,112,000
---------------            ------------------------------------------------------------------------------------------

    STOCKHOLDERS' EQUITY
     (DEFICIT)
    Common Stock                   10,000     10,798,251              6      2,246,866      5,619,274          1,000
    Additional Paid-In
       Capital                                35,155,337                                   27,579,007
    Accumulated Deficit         3,425,229    (96,354,157)     5,699,769    (19,843,276)    84,289,922      1,947,724
    Treasury Stock                               (12,125)                                 (33,557,453)
                           ------------------------------------------------------------------------------------------
             Total
             Stockholders'
             Equity
             (Deficit)          3,435,229    (50,412,694)     5,699,775    (17,596,410)    83,930,750      1,948,724
                           ------------------------------------------------------------------------------------------

             Total
             Liabilities &
             Stockholders'
             Equity
             (Deficit)           $684,287   $336,360,832    $15,209,793             $0    $10,680,826       $464,882
                           ==========================================================================================


                               IV. BALANCE SHEET (Continued)

                                  Sub          Elimin-
                                  Total        ations          Total
                                  -----        -------         -----
    ASSETS
    ------
Current
    Cash                       $7,791,331                    $7,791,331
    Inventory                  41,440,067                    41,440,067
    Accounts Receivable        20,761,737                    20,761,737
    Prepaid Expenses            1,977,473                     1,977,473
    Other - Exhibit E          16,677,349    (15,546,715)     1,130,634
                           ---------------------------------------------
      Total Current Assets     88,647,957    (15,546,715)    73,101,242
                           ---------------------------------------------

Fixed
    Property and Equipment    350,683,323                   350,683,323
    Accumulated
       Depreciation          (262,807,973)                 (262,807,973)
                           ---------------------------------------------
        Total Fixed Assets     87,875,350              0     87,875,350
                           ---------------------------------------------

Other
    Restricted Investments                     5,965,203      5,965,203
    Prepaid Pension Asset                    137,033,440    137,033,440
    Deferred Financing
       Costs                                   1,225,974      1,225,974
    Goodwill                      751,508                       751,508
    Other - Exhibit F          41,901,188    (41,173,674)       727,514
                           ---------------------------------------------
        Total Other Assets    186,877,313    (41,173,674)   145,703,639
                           ---------------------------------------------

              Total Assets   $363,400,620   ($56,720,389)  $306,680,231
                           =============================================


    LIABILITIES
    -----------
Current
    Pre-Petition Accounts
       Payable                                20,717,752     20,717,752
    Post-Petition Accounts
       Payable                                 2,089,579      2,089,579
    Pre-Petition Accounts
       Payable-Affiliates      15,628,139    (14,904,350)       723,789
    Post-Petition Accounts
       Payable-Affiliates       3,616,226       (642,365)     2,973,861
    Pre-Petition Accrued
       Expenses-Exhibit G      23,299,700              0     23,299,700
    Post-Petition Accrued
       Expenses-Exhibit H       9,605,161              0      9,605,161
    Post-Petition Accrued
       Professional Fees        2,885,962                     2,885,962
    Post-Petition Accrued
       Other Taxes-
       Exhibit M                  310,539              0        310,539
    Pre-Petition Notes
       Payable and Current              0                             0
       Maturities of Long
       Term Debt                              28,136,290     28,136,290
    Post-Petition Notes
       Payable and Current              0                             0
       Maturities of Long
       Term Debt                              22,962,987     22,962,987
    Accrued OPEB Cost          11,893,663                    11,893,663
    Income Taxes Payable                                              0
    Pre-petition accrued
       pref.
       Stock dividends         11,845,805                    11,845,805
    Post petition accrued
       pref.
       Stock dividends          6,070,159                     6,070,159
                           ---------------------------------------------
             Total Current
             Liabilities      159,061,962    (15,546,715)   143,515,247
                           ---------------------------------------------

Long Term
---------
    Pre-Petition
       Long Term Debt                         32,180,761     32,180,761
    Post-Petition
       Long Term Debt                                                 0
    Accrued OPEB Cost         127,563,356                   127,563,356
    Accrued Pension Cost                               0              0
    Pre-Petition Accrued
       Expenses-Exhibit I      14,670,045              0     14,670,045
    Post-Petition Accrued
       Expenses-Exhibit J         807,122              0        807,122
                           ---------------------------------------------
             Total
             Long Term
             Liabilities      175,221,284              0    175,221,284
                           ---------------------------------------------

Preferred Stock                 2,112,000                     2,112,000
---------------            ---------------------------------------------

    STOCKHOLDERS' EQUITY
       (DEFICIT)
    Common Stock               18,675,397     (7,877,145)    10,798,252
    Additional Paid-In
       Capital                               (27,579,007)    35,155,337
    Accumulated Deficit       (20,834,789)   (39,274,975)   (60,109,764)
    Treasury Stock            (33,569,578)    33,557,453        (12,125)
                           ---------------------------------------------
             Total
             Stockholders'
             Equity
             (Deficit)         27,005,374    (41,173,674)   (14,168,300)
                           ---------------------------------------------

             Total
             Liabilities &
             Stockholders'
             Equity
             (Deficit)       $363,400,620   ($56,720,389)  $306,680,231
                           =============================================

Note 1 - Inventory balances above reflect reserves related to LIFO and obslescence that are not reflected in the inventory balances shown on the Profit & Loss Statement.

Note 2 - Substantially all Current and Long Term Accrued OPEB (Future Retiree Medical) Costs were incurred pre-petition.


                                    EXHIBIT E

                              OTHER CURRENT ASSETS

                                                                                               Sub          Elimin-
                               FVSW         KCI          DEMI      JLP    SWC        SWCI      Total        ations         Total
                               ----         ---          ----      ---    ---        ----      -----        -------        -----
Interest Receivable          $2,137                                                             $2,137                     $2,137
Note Receivable              75,000                                                             75,000                     75,000
Intercompany Receivable                   933,542    15,209,793         336,922             16,480,257   (15,546,715)     933,542
Short Term Investments                     20,428                                               20,428                     20,428
Receivable From EB Plans                   54,988                                               54,988                     54,988
Stop Loss Receivable                       44,039                                               44,039                     44,039
Security Deposit                              500                                                  500                        500
                            ------------------------------------------------------------------------------------------------------
                            $77,137    $1,053,497   $15,209,793    $0  $336,922       $0   $16,677,349  ($15,546,715)  $1,130,634
                            ======================================================================================================

                                    EXHIBIT F

                             OTHER LONG TERM ASSETS

                                                                                            Sub         Elimin-
                                     FVSW        KCI       DEMI  JLP     SWC       SWCI     Total       ations         Total
                                     ----        ---       ----  ---     ---       ----     -----       -------        -----
Note Receivable                   $115,000                                                 $115,000                   $115,000
Rail Cars                                       284,464                                     284,464                    284,464
Investment in
 Sherman Wire Corp.                          38,915,803                                  38,915,803   (38,915,803)           0
Investment in
 Fox Valley Steel & Wire                         10,000                                      10,000       (10,000)           0
Investment in
 Sherman Wire of Caldwell Inc.                    1,000                                       1,000        (1,000)           0
Investment
 in J.L. Prescott/DEMI                                                 2,246,871          2,246,871    (2,246,871)           0
Long Term
 Insurance Receivable                           323,250                                     323,250                    323,250
Deposits                                          4,800                                       4,800                      4,800
                                 ---------------------------------------------------------------------------------------------
                                  $115,000  $39,539,317     $0    $0  $2,246,871     $0 $41,901,188  ($41,173,674)    $727,514
                                 =============================================================================================

                                    EXHIBIT G

                     PRE-PETITION ACCRUED EXPENSES - CURRENT

                                                                                                Sub      Elimin-
                               FVSW       KCI       DEMI     JLP         SWC       SWCI        Total     ations     Total
                               ----       ---       ----     ---         ---       ----        -----     -------    -----
Income Taxes                  $3,183              $35,632 ($36,000)   ($70,091)              ($67,276)             ($67,276)
Worker Comp Exp                        2,932,060                          (168)             2,931,892             2,931,892
Missar Pension                                 0                        19,935                 19,935                19,935
Unclaimed Property                         6,487                        17,540                 24,027                24,027
Abandoned Real Estate Exp                      0                       658,744                658,744               658,744
Legal and Professional Fees              245,464                       487,932                733,396               733,396
Self-Insurance Liability               2,605,387                     5,050,166              7,655,553             7,655,553
Pensions                                       0                        15,704                 15,704                15,704
Salaries/Wages                            77,616                        47,300                124,916               124,916
Holiday Pay/Vacations                          0                       127,854                127,854               127,854
FICA - Employer                                0                         3,257                  3,257                 3,257
Federal Unemployment Taxes                     0                         3,397                  3,397                 3,397
State Unemployment Taxes                       0                        20,577                 20,577                20,577
Defined Contribution Plan                      0                        28,615                 28,615                28,615
Medical Insurance                         86,560                        88,737   16,419       191,716               191,716
Utilities                                      0                         5,049     (110)        4,939                 4,939
Volume Incentive Plan                          0                        72,000                 72,000                72,000
Property Tax                                   0                        32,865    5,973        38,838                38,838
Sales/Use Tax                                  0                         8,124    1,800         9,924                 9,924
Customer Overpayments                          0                        50,843                 50,843                50,843
Other - Plant Shut-Down                        0                                 40,000        40,000                40,000
Goods received not invoiced                    0                                                    0                     0
Unearned Revenue                               0                                                    0                     0
Sales Rebates/Discounts                1,114,776                                            1,114,776             1,114,776
Manufacturing Misc                             0                                                    0                     0
EPA                                    7,886,593                                            7,886,593             7,886,593
Medical Insurance                        951,800                                              951,800               951,800
Accrued State Franchise Tax              172,743                                              172,743               172,743
Accrued Bank Service Charge               (9,925)                                              (9,925)               (9,925)
Accrued Interest                         454,639                                              454,639               454,639
Accrued travel                            40,223                                               40,223                40,223
Accrued taxes - other                                                                               0                     0
                             -----------------------------------------------------------------------------------------------
                              $3,183 $16,564,423  $35,632 ($36,000) $6,668,380  $64,082   $23,299,700       $0  $23,299,700
                             ===============================================================================================


                                    EXHIBIT H

                    POST PETITION ACCRUED EXPENSES - CURRENT

                                                                                            Sub      Elimin-
                               FVSW       KCI       DEMI     JLP     SWC        SWCI        Total    ations       Total
                               ----       ---       ----     ---     ---        ----        -----    -------      -----

Abandoned Real Estate Exp                    154                    13,069                  13,223                 13,223
Pensions                                       0                   (15,704)                (15,704)               (15,704)
Salaries/Wages                           411,659                    (9,960)                401,699                401,699
Holiday Pay/Vacations                  4,252,415                   (14,189)              4,238,226              4,238,226
Defined Contribution Plan              1,312,838                    52,410               1,365,248              1,365,248
Medical Insurance                       (149,829)                  (17,108)   (3,507)     (170,444)              (170,444)
Utilities                                437,855                    66,020       957       504,832                504,832
Legal                                    182,975                    (5,830)                177,145                177,145
Professional Fees                        113,149                                           113,149                113,149
Goods Received Not Invoiced              853,012                                           853,012                853,012
Worker's Compensation                    666,876                                           666,876                666,876
Unearned Revenue                           5,000                                             5,000                  5,000
Sales Rebates/Discounts                  722,737                                           722,737                722,737
Abanondon Property                             0                                                 0                      0
Miscellaneous                            238,698                    30,241                 268,939                268,939
Accrued Bank Service Charge               26,541                                            26,541                 26,541
Accrued Self-Insurance Losses           (235,917)                                         (235,917)              (235,917)
Accrued Interest                         556,080                                           556,080                556,080
Accrued Travel                                 0                                                 0                      0
Accrued Profit Sharing                         0                                                 0                      0
Accrued Management Fees                  114,519                                           114,519                114,519
                             ---------------------------------------------------------------------------------------------
                               $0     $9,508,762     $0       $0   $98,949   ($2,550)   $9,605,161    $0       $9,605,161
                             =============================================================================================

                                    EXHIBIT I

                    PRE-PETITION ACCRUED EXPENSES - LONG TERM

                                                                                        Sub       Elimin-
                               FVSW         KCI         DEMI     JLP   SWC   SWCI       Total     ations       Total
                               ----         ---         ----     ---   ---   ----       -----     -------      -----
Environmental                            3,127,000   3,573,908                        6,700,908             6,700,908
Workmans Compensation                    1,846,775                                    1,846,775             1,846,775
Accrued Deferred Interest Exp.             781,715                                      781,715               781,715
L/T Deferred Compensation                   15,660                                       15,660                15,660
Long Term Disability                        32,987                                       32,987                32,987
L/T Deferred Tax Liability               5,292,000                                    5,292,000             5,292,000
                              -----------------------------------------------------------------------------------------
                                  $0   $11,096,137  $3,573,908    $0    $0     $0   $14,670,045      $0   $14,670,045
                              =========================================================================================

                                    EXHIBIT J

                   POST PETITION ACCRUED EXPENSES - LONG TERM

                                                                                        Sub       Elimin-
                               FVSW         KCI         DEMI     JLP   SWC   SWCI       Total     ations       Total
                               ----         ---         ----     ---   ---   ----       -----     -------      -----
Workmans Compensation                     $988,521                                     $988,521              $988,521
Long Term Disability                         3,112                                        3,112                 3,112
Environmental                                         (184,511)                        (184,511)             (184,511)
                              -----------------------------------------------------------------------------------------
                                  $0      $991,633   ($184,511)   $0   $0      $0      $807,122      $0      $807,122
                              =========================================================================================



                                    EXHIBIT M

                        POST PETITION ACCRUED OTHER TAXES

                                                                                             Sub       Elimin-
                               FVSW         KCI         DEMI     JLP      SWC       SWCI    Total     ations        Total
                               ----         ---         ----     ---      ---       ----    -----     -------       -----
FICA - Employer                           $164,363                       (3,257)            $161,106               $161,106
Federal Unemployment Taxes                       0                       (3,163)              (3,163)                (3,163)
State Unemployment Taxes                         0                      (18,908)             (18,908)               (18,908)
Property Tax                               235,173                      123,870     1,881    360,924                360,924
Sales/Use Tax                                6,990                        3,062               10,052                 10,052
Accrued State Franchise Tax               (160,209)                                         (160,209)              (160,209)
Miscellaneous                              (39,263)                                          (39,263)               (39,263)
                              ------------------------------------------------------------------------------------------------
                                  $0      $207,054        $0      $0   $101,604    $1,881   $310,539     $0        $310,539
                              ================================================================================================